Exhibit 99.1

Union Pacific Reports Record Third Quarter Results

Third Quarter Diluted Earnings per Share up 43 Percent

FOR IMMEDIATE RELEASE

Third Quarter Results

•	Diluted earnings per share of $2.15 increased 43 percent.
•	Operating income totaled $2.3 billion, up 9 percent.
•	Operating ratio of 61.7 percent, flat with third quarter 2017 (see footnote 1).

OMAHA, Neb., Oct. 25, 2018 – Union Pacific Corporation (NYSE: UNP) today reported 2018 third quarter net income of $1.6 billion, or a third quarter record $2.15 per diluted share. This compares to $1.2 billion, or $1.50 per diluted share, in the third quarter 2017.

“While we reported solid financial results, we did not make the service and productivity gains that we expected during the quarter. However, we are making progress implementing our new Unified Plan 2020 and we are well positioned to drive improvement going forward,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “I am confident we have the right people and plans in place to improve our operations, provide more reliable service for our customers, and achieve industry-leading financial performance.”

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Third Quarter Summary

Operating revenue of $5.9 billion was up 10 percent in the third quarter 2018 compared to the third quarter 2017. Third quarter carloads increased 6 percent compared to 2017. Volume increases in industrial, premium, and agricultural products more than offset declines in energy. In addition:

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Quarterly freight revenue improved 10 percent compared to the third quarter 2017, as volume growth, higher fuel surcharge revenue, and core pricing gains were partially offset by negative mix of traffic.

•	Union Pacific’s 61.7 percent operating ratio was flat (see footnote) compared to the third quarter 2017.
•	The $2.38 per gallon average quarterly diesel fuel price in the third quarter 2018 was 34 percent higher than the third quarter 2017.
•	Quarterly train speed, as reported to the Association of American Railroads, was 24.0 mph, 6 percent slower than the third quarter 2017.
•	Union Pacific’s year-to-date reportable personal injury rate of 0.77 per 200,000 employee hours improved 1 percent compared to the year-to-date rate achieved in 2017.
•	The Company repurchased 2.2 million shares in the third quarter 2018.

Summary of Third Quarter Freight Revenues

•	Energy up 1 percent
•	Agricultural Products up 6 percent
•	Industrial up 13 percent
•	Premium up 18 percent

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Outlook

“Looking ahead, I am confident that the recent progress we have made on our Unified Plan 2020 will accelerate in the near term.  As we move forward with its implementation, along with other G55 + 0 initiatives, we will regain our productivity momentum and improve the value proposition for all of our stakeholders,” Fritz said.

Footnote 1:  Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2017-07 related to the presentation of the components of net periodic pension and other postretirement benefit costs.

Third Quarter 2018 Earnings Conference Call

Union Pacific will host its third quarter 2018 earnings release presentation live over the Internet and via teleconference on Thursday, October 25, 2018 at 8:45 a.m. Eastern Time. The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor. Alternatively, the webcast can be accessed directly through the following link. Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. In the past 10 years, 2008-2017, Union Pacific invested approximately $34 billion in its network and operations to support America's transportation infrastructure. The railroad's diversified business mix includes Agricultural Products, Energy, Industrial and Premium. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact:  Mike Miller at 402-544-4227 or mvmiller@up.com

Union Pacific Media contact:  Raquel Espinoza at 402-544-5034 or respinoza@up.com

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Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions; its ability to generate financial returns; improve resource productivity; enhancing the customer experience; implementing corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2017, which was filed with the SEC on February 9, 2018.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2018	2017	%		2018	2017	%
Operating Revenues
Freight revenues	$5,558	$5,050	10%		$15,997	$14,750	8%
Other	370	358	3		1,078	1,040	4
Total operating revenues	5,928	5,408	10		17,075	15,790	8
Operating Expenses
Compensation and benefits*	1,262	1,237	2		3,776	3,703	2
Fuel	659	450	46		1,891	1,344	41
Purchased services and materials	632	615	3		1,861	1,778	5
Depreciation	547	528	4		1,636	1,573	4
Equipment and other rents	272	275	(1)		803	824	(3)
Other	287	230	25		801	709	13
Total operating expenses	3,659	3,335	10		10,768	9,931	8
Operating Income	2,269	2,073	9		6,307	5,859	8
Other income*	48	90	(47)		48	212	(77)
Interest expense	(241)	(180)	34		(630)	(531)	19
Income before income taxes	2,076	1,983	5		5,725	5,540	3
Income taxes	(483)	(789)	(39)		(1,313)	(2,106)	(38)
Net Income	$1,593	$1,194	33%		$4,412	$3,434	28%

Share and Per Share
Earnings per share - basic	$2.16	$1.50	44%		$5.82	$4.27	36%
Earnings per share - diluted	$2.15	$1.50	43		$5.79	$4.26	36
Weighted average number of shares - basic	737.4	794.5	(7)		758.1	803.4	(6)
Weighted average number of shares - diluted	740.9	797.6	(7)		761.4	806.5	(6)
Dividends declared per share	$0.80	$0.605	32		$2.26	$1.815	25

Operating Ratio*	61.7%	61.7%	-	pts	63.1%	62.9%	0.2	pts
Effective Tax Rate	23.3%	39.8%	(16.5)	pts	22.9%	38.0%	(15.1)	pts

*Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2017-07 related to the presentation of the components of net periodic pension and other postretirement benefit costs.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2018	2017	%	2018	2017	%
Freight Revenues (Millions)
Agricultural Products	$1,133	$1,072	6%	$3,345	$3,230	4%
Energy	1,214	1,204	1	3,498	3,285	6
Industrial	1,497	1,324	13	4,274	3,922	9
Premium	1,714	1,450	18	4,880	4,313	13
Total	$5,558	$5,050	10%	$15,997	$14,750	8%
Revenue Carloads (Thousands)
Agricultural Products	285	280	2%	849	859	(1)%
Energy	440	448	(2)	1,246	1,234	1
Industrial	458	419	9	1,321	1,249	6
Premium [a]	1,133	1,041	9	3,250	3,079	6
Total	2,316	2,188	6%	6,666	6,421	4%
Average Revenue per Car
Agricultural Products	$3,973	$3,827	4%	$3,939	$3,760	5%
Energy	2,757	2,690	2	2,807	2,663	5
Industrial	3,269	3,159	3	3,236	3,140	3
Premium	1,513	1,392	9	1,501	1,401	7
Average	$2,399	$2,307	4%	$2,400	$2,297	4%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2018	2017
Assets
Cash and cash equivalents	$1,810	$1,275
Short-term investments	90	90
Other current assets	2,916	2,641
Investments	1,887	1,809
Net properties	52,210	51,605
Other assets	399	386
Total assets	$59,312	$57,806

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,468	$800
Other current liabilities	3,061	3,139
Debt due after one year	20,943	16,144
Deferred income taxes	11,270	10,936
Other long-term liabilities	1,925	1,931
Total liabilities	38,667	32,950
Total common shareholders' equity	20,645	24,856
Total liabilities and common shareholders' equity	$59,312	$57,806

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2018	2017
Operating Activities
Net income	$4,412	$3,434
Depreciation	1,636	1,573
Deferred income taxes	312	514
Other - net	14	(123)
Cash provided by operating activities	6,374	5,398
Investing Activities
Capital investments	(2,428)	(2,379)
Purchases of short-term investments	(90)	(90)
Maturities of short-term investments	90	60
Other - net	(6)	149
Cash used in investing activities	(2,434)	(2,260)
Financing Activities
Share repurchase programs	(7,024)	(2,882)
Debt issued	6,992	2,285
Debt repaid	(1,807)	(471)
Dividends paid	(1,716)	(1,460)
Net issuance of commercial paper	195	-
Other - net	(45)	(40)
Cash used in financing activities	(3,405)	(2,568)
Net Change in Cash and Cash Equivalents	535	570
Cash and cash equivalents at beginning of year	1,275	1,277
Cash and Cash Equivalents at End of Period	$1,810	$1,847
Free Cash Flow*
Cash provided by operating activities	$6,374	$5,398
Cash used in investing activities	(2,434)	(2,260)
Dividends paid	(1,716)	(1,460)
Free cash flow	$2,224	$1,678

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2018	2017	%	2018	2017	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	240,183	229,791	5%	698,050	671,547	4%
Employees (average)	42,323	42,056	1	42,057	42,127	-
GTMs (millions) per employee	5.67	5.46	4	16.60	15.94	4

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.38	$ 1.77	34%	$ 2.27	$ 1.74	30%
Fuel consumed in gallons (millions)	266	245	9	803	744	8
Fuel consumption rate*	1.109	1.063	4	1.151	1.107	4

AAR Reported Performance Measures
Average train speed (miles per hour)	24.0	25.4	(6)%	24.5	25.5	(4)%
Average terminal dwell time (hours)	29.3	30.0	(2)	30.6	29.6	3

Revenue Ton-Miles (Millions)
Agricultural Products	25,911	24,708	5%	76,992	75,944	1%
Energy	45,190	46,032	(2)	129,154	126,535	2
Industrial	25,899	24,467	6	75,939	73,615	3
Premium	26,313	23,763	11	76,264	71,777	6
Total	123,313	118,970	4%	358,349	347,871	3%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2018
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,122	$5,317	$5,558	$15,997
Other revenues	353	355	370	1,078
Total operating revenues	5,475	5,672	5,928	17,075
Operating Expenses
Compensation and benefits	1,273	1,241	1,262	3,776
Fuel	589	643	659	1,891
Purchased services and materials	599	630	632	1,861
Depreciation	543	546	547	1,636
Equipment and other rents	266	265	272	803
Other	266	248	287	801
Total operating expenses	3,536	3,573	3,659	10,768
Operating Income	1,939	2,099	2,269	6,307
Other income/(expense)	(42)	42	48	48
Interest expense	(186)	(203)	(241)	(630)
Income before income taxes	1,711	1,938	2,076	5,725
Income taxes	(401)	(429)	(483)	(1,313)
Net Income	$1,310	$1,509	$1,593	$4,412

Share and Per Share
Earnings per share - basic	$1.69	$1.98	$2.16	$5.82
Earnings per share - diluted	$1.68	$1.98	$2.15	$5.79
Weighted average number of shares - basic	776.4	760.5	737.4	758.1
Weighted average number of shares - diluted	779.6	763.7	740.9	761.4
Dividends declared per share	$0.73	$0.73	$0.80	$2.26

Operating Ratio	64.6%	63.0%	61.7%	63.1%
Effective Tax Rate	23.4%	22.1%	23.3%	22.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2018
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$1,098	$1,114	$1,133	$3,345
Energy	1,173	1,111	1,214	3,498
Industrial	1,340	1,437	1,497	4,274
Premium	1,511	1,655	1,714	4,880
Total	$5,122	$5,317	$5,558	$15,997
Revenue Carloads (Thousands)
Agricultural Products	279	285	285	849
Energy	419	387	440	1,246
Industrial	411	452	458	1,321
Premium [a]	1,016	1,101	1,133	3,250
Total	2,125	2,225	2,316	6,666
Average Revenue per Car
Agricultural Products	$3,942	$3,903	$3,973	$3,939
Energy	2,799	2,874	2,757	2,807
Industrial	3,262	3,178	3,269	3,236
Premium	1,487	1,503	1,513	1,501
Average	$2,411	$2,389	$2,399	$2,400

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2018	2017
Net income	$11,690	$10,712
Less:
Other income	81	245
Add:
Income tax expense/(benefit)	(3,873)	(3,080)
Depreciation	2,168	2,105
Interest expense	818	719
EBITDA	$10,722	$10,211
Interest on present value of operating leases	85	98
Adjusted EBITDA (a)	$10,807	$10,309
Debt	$22,411	$16,944
Net present value of operating leases	1,929	2,140
Unfunded pension and OPEB, net of taxes of $137 and $238	452	396
Adjusted debt (b)	$24,792	$19,480
Adjusted debt / Adjusted EBITDA (b/a)	2.3	1.9

[a]

The trailing twelve months income statement information ended September 30, 2018 is recalculated by taking the twelve months ended December 31, 2017, subtracting the nine months ended September 30, 2017, and adding the nine months ended September 30, 2018.

*Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by net income less income tax benefit and other income plus depreciation, interest expense, and interest on present value of operating leases. Operating leases were discounted using 4.4% at September 30, 2018, and 4.6% at December 31, 2017. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA.